Exhibit 10.6.7
CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
AMENDMENT
TO THE BUSINESS PROCESS OUTSOURCING SERVICES AGREEMENT BETWEEN
MAKEMYTRIP (INDIA) PRIVATE LIMITED
AND IBM DAKSH BUSINESS PROCESS SERVICES PRIVATE LIMITED
This Amendment Agreement (“Amendment No. 5”) dated 10th December, 2010 is made at New Delhi
By and between:
A.	MakeMyTrip (India) Private Limited, a company registered under the Companies Act, 1956 and having its registered office at 2nd Floor, Plaza Cinema Building, H — Block, Connaught Place, New Delhi — 110001 (hereinafter referred to as “MMTL” which expression shall, unless repugnant to the meaning and context hereof shall be deemed to mean and include its successors and permitted assigns), of the ONE PART;
And
B.	IBM Daksh Business Process Services Private Limited, a company registered under the Companies Act, 1956 and having its registered office at 1st floor, 25, Barakhamba Road, Connaught Place, New Delhi 110001 (hereinafter referred to as “IBM Daksh” which expression shall, unless repugnant to the meaning and context hereof shall be deemed to mean and include its successors and permitted assigns), of the OTHER PART.

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
WHEREAS MMTL and IBM Daksh have executed a Master Services Agreement dated 5th March, 2008 and a Statement of Work dated 5th March, 2008 along with Amendment No. 1 dated July 16, 2008, Amendment No. 2 dated 28th July 2009, Amendment No. 3 dated 4th November 2009 and Amendment No. 4 dated 09 December, 2010 (hereinafter collectively referred to as the “Agreement”, whereunder IBM Daksh had agreed to provide the Services contemplated therein to MMTL on the terms and conditions thereunder contained;
AND WHEREAS the Parties are now desirous of amending the Agreement by adding seven (7) Gujarati speaking resources for delivering the Services.
TERMS AND CONDITIONS GOVERNING THIS ADDENDUM
I.	The Parties hereby agree to amend the existing Section 10.2 of the SOW entered between IBM Daksh and MakeMyTrip.com, Inc on 03rd March 2008, as has been subsequently amended by 3rd Amendment signed on 4th November 2009 to include the following additional terms and conditions relating only to the provision of the additional Services:

[Seat Utilization based Pricing Grid]

Gurgaon-US LOB’s
LOB’s	XX	XX	XX	XXXX	XX	XX	XX	XX	XX	XX
Customer Service	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX
Telesales	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX	XXXXX
1.	All Prices mentioned above are in INR per Agent per month.

2.	Prices mentioned above shall remain applicable until the 4th of March, 2011. Thereafter, prices shall increase by XX effective 5th of March every year, starting from 5th of March, 2011.

3.	The above mentioned prices are valid only for the seven (7) Gujarati speaking resources. If the scope increases beyond the abovementioned seven (7) resources, prices will be subject to change.

4.	Billing shall be done based on the prevailing seat utilization (SU) for the month in the process. This shall be computed on monthly basis.

5.	The actual SU will be rounded off to the nearest place of a single decimal e.g. if SU is 2.14 then the pricing applicable will be at SU of 2.1. If the actual SU is 2.15, then pricing will be computed at the SU of 2.2.

6.	All applicable taxes and levies shall apply over and above these rates as may be applicable. However, any income tax or any direct tax related liability will be on account of IBM Daksh. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue a consolidated annual TDS certificate to IBM Daksh.”
II.	This Amendment No.5 shall be effective from 15th July, 2010 (“Effective Date of this Amendment No. 5”) and shall be co-existent and co-terminus with the Agreement.

III.	Except for the amendments provided hereunder all other terms and conditions of the Agreement, which have not been specifically changed/ amended/ modified hereunder, shall remain unchanged and continue to be binding between the Parties and the same shall be deemed to be a part of this Amendment No. 5 by reference.

IV.	This Amendment No. 5 read together with the Agreement reflects the complete understanding between the Parties. This Amendment is incorporated into and deemed to be part of the Agreement.
ACCEPTED AND AGREED BY THE FOLLOWING AUTHORIZED REPRESENTATIVES OF THE PARTIES:

For Make My Trip (India) Private Limited			For IBM Daksh Business Process Services Private Limited

/s/ Vebhar Anand
Signature	/s/ Vikas Bhasin		Signature	/s/ Gerry von Kalm

Name:	Vebhar Anand	Vikas Bhasin	Name:	GERRY VON KALM
Title:	Asst Vice President	Group Financial Controller	Title:	CFO IBM DAKSH